4Q 2009 Earnings Call

February 18, 2010

Exhibit 99.2

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Annual Report on Form 10-K under the caption “Risk Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

Adjusted net income of $11.2 million (26 cents per share) compared to $17.5 million (40 cents per share) in Q4 2008, including positive currency effects of 2 cents per share

Net sales of $131.0 million compared to $159.3 million in Q4 2008, a decrease of 17.8%
(organic decline of 23.5%)

Adjusted operating income of $18.3 million compared to $28.6 million in Q4 2008, including positive currency effects of $1.0 million

Adjusted EBITDA of $22.1 million compared to $32.1 million in Q4 2008, including positive currency effects of $1.2 million

Fourth quarter orders of $101.6 million compared to $131.0 million in Q4 2008, a decrease of 22.4% (organic decline of 28.3%)

Backlog of $290.9 million

Q4 2009 Highlights

Full Year 2009 Highlights

Adjusted net income of $40.1 million (93 cents per share) compared to $53.7 million
($1.22 per share) in 2008, including negative currency effects of 9 cents per share

Net sales of $525.0 million compared to $604.9 million in 2008, a decrease of 13.2%
(organic decline of 8.1%)

Adjusted operating income of $66.2 million compared to $90.8 million in 2008, including negative currency effects of $5.4 million

Adjusted EBITDA of $80.6 million compared to $105.6 million in 2008, including negative currency effects of $5.9 million

Orders of $462.4 million compared to $682.1 million in 2008, a decrease of 32.2%
(organic decline of 29.0%)

Continuing to rightsize to align capacity with demand

Major actions in 2009:

Reduced temporary, contract and full-time employees (approximately 330 associates)

Implemented furlough programs in Germany (approximately 630 associates, 99 full-time equivalents)

Closed two facilities in North Carolina

Expect savings of about $29 million in 2010, including expected furlough-related savings, from 2009 actions (restructuring costs of $18.2 million)

Additional restructuring anticipated

Will remain agile and respond as conditions warrant

Intensifying CBS activities in all areas

Profit Protection Plan Update

Q4 2009 Earnings Call

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$159.3
$131.0
$604.9
$525.0
Q4 2008
Q4 2009
-
2008
2009

$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$32.1
$22.1
$105.6
$80.6
Q4 2008
Q4 2009
-
2008
2009

Adjusted EBITDA (1)

Revenue

15.4%

17.5%

16.9%

20.1%

% Margin

0.2%

--

0.3%

--

Acquisitions

(17.8)%

5.4%

(23.5)%

(13.2)%

--

--

Total Growth (Decline)

(5.3)%

--

--

FX Translation

(8.1)%

--

--

Existing Businesses

Revenue and Adjusted EBITDA

(1) Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Q4 2009 Earnings Call

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$131.0
$101.6
$682.1
$462.4
Q4 2008
Q4 2009
2008
2009

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$302.8
$366.8
$398.9
$400.3
$349.0
$322.3
$326.9
$325.3
$290.9
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009

____________________

Note: Dollars in millions.

Orders

Backlog

Orders and Backlog

0.2%

--

0.8%

--

Acquisitions

(32.2)%

--

(22.4)%

Total Growth

(3.4)%

--

5.1%

--

FX Translation

(29.0)%

--

(28.3)%

--

Existing
Businesses

Q4 2009 Earnings Call

Global Navy
13%
General
Industrial
32%
Power
Generation
13%
Oil & Gas
18%
Commercial
Marine
24%

Global Navy
13%
Power
Generation
16%
General
Industrial
43%
Oil & Gas
9%
Commercial
Marine
19%

Q4 2009 Sales and Orders by End Market

(24)%

(18)%

Total

(38)%

(33)%

General Industrial

31%

32%

Global Navy

(25)%

(20)%

Power Generation

(4)%

-

Oil & Gas

Commercial Marine

(30)%

(20)%

Organic Growth

Total Growth

Sales: $131.0 million

Orders: $101.6 million

(28)%

(22)%

Total

(14)%

(8)%

General Industrial

3%

4%

Global Navy

(28)%

(23)%

Power Generation

(63)%

(62)%

Oil & Gas

Commercial Marine

(38)%

(27)%

Organic Growth

Total Growth

Q4 2009 Earnings Call

Global Navy
9%
General Industrial
34%
Power Generation
14%
Oil & Gas
17%
Commercial Marine
26%

Global Navy
17%
General Industrial
35%
Power Generation
16%
Oil & Gas
15%
Commercial Marine
17%

2009 Sales and Orders by End Market

(8)%

(13)%

Total

(25)%

(29)%

General Industrial

41%

39%

Global Navy

(7)%

(11)%

Power Generation

2%

-

Oil & Gas

Commercial Marine

2%

(8)%

Organic Growth

Total Growth

Sales: $525.0 million

Orders: $462.4 million

(29)%

(32)%

Total

(31)%

(34)%

General Industrial

72%

70%

Global Navy

(18)%

(21)%

Power Generation

(32)%

(34)%

Oil & Gas

Commercial Marine

(55)%

(59)%

Organic Growth

Total Growth

2009 Q4 vs. Q3 Sales and Orders by End Market

(1)%

2%

Total

(4)%

(1)%

General Industrial

15%

15%

Global Navy

(10)%

(8)%

Power Generation

15%

16%

Oil & Gas

Commercial Marine

(9)%

(4)%

Organic Growth

Total Growth

(16)%

(13)%

Total

3%

6%

General Industrial

(4)%

(3)%

Global Navy

(31)%

(30)%

Power Generation

(50)%

(50)%

Oil & Gas

Commercial Marine

(16)%

(9)%

Organic Growth

Total Growth

Sales

Orders

Q4 2009 Earnings Call

Colfax 2009 Sales Split

26%

Market Trends

International trade and demand for bulk commodities and oil
should drive new ship construction long-term

Aging fleet and environmental regulations requiring ship
owners to upgrade or replace ships

10,000 ships on order, approximately 3,000 deliveries in 2009

Cancellations and delivery push-outs likely to continue

Our Plan

Expand sales of high spec marine vessels such as FPSOs
and bitumen tankers

Focus on opportunities related to changing environmental
regulations

Low sulfur diesel fuel requirements in port

Leakage regulations

Grow aftermarket sales

Installed base has increased considerably over the last
5 years

Leverage acquisition of PD Technik, provider of
commercial marine sales and service in Hamburg,
Germany

Commercial Marine

Q4 2009 Earnings Call

Colfax 2009 Sales Split
17%

Market Trends

Long-term demand for oil projected to increase

Growth driven by developing countries

Heavy and highly viscous oil will account for an increasing
share of production

Stable oil prices supporting activity

Our Plan

Capitalize on growth in heavy oil exploration, transport and processing

Middle East – expand presence, including educating
market on handling heavy oils

Canada – several projects are being restarted

Latin America – solid development activity

Expand served market with larger pumps and smart system
technology

Customers focusing more on total cost of ownership to reduce downtime and increase efficiency

Oil & Gas

Q4 2009 Earnings Call

Colfax 2009 Sales Split
14%

Market Trends

Worldwide demand for electricity is expected to
double by 2030

Majority of growth expected to be in developing
countries

Expect growth in nearly all fuel types long-term

Our Plan

Continue to participate in expansion of energy
infrastructure growth in Asia and the Middle East

In mature markets, opportunities will be in upgrades
that increase efficiency and lower operating costs

Our lubrication systems support multiple forms of
power generation (gas, coal, hydro, nuclear) which
are all growing

Power Generation

Q4 2009 Earnings Call

Colfax 2009 Sales Split

9%

Market Trends

Defense spending in U.S. has increased; recent growth in
Navy funding

Focus is on automation – less manpower, cost reductions,
increased efficiency

Global navies moving forward to modernize and expand fleets

Our Plan

U.S.

Continue to be key Navy supplier (have been on all Navy
vessels since the 1930’s)

Multi-vessel multi-year backlog

Leverage Smart technology; initial deliveries have begun on
SMART Valve

Expand service network – recently opened West Coast repair
center, plan to open East Coast repair center in 2010

Rest of World Navies

Support expansion of fleets in Europe and Asia

Global Navy

Q4 2009 Earnings Call

Colfax 2009 Sales Split

34%

▪

▪

▪

▪

▪

▪

Market Trends

Demand driven by capital investment long-term

Submarkets remain weak, but general industrial
indicators showing signs of improvement

Developing regions embracing engineered products
and solutions that reduce costs and increase
efficiency

Global footprint and channel optimization is required
to cover broad end market applications

Our Plan

Continue to expand and diversify customer base

Develop solutions that improve efficiency

General Industrial

Strong balance sheet

Debt to adjusted EBITDA - approximately 1X

Debt of $91 million, principal payments of $9 million in 2010, matures in 2013

Cash = $50 million

$136 million available on revolver

Strong cash flow

2009 Adjusted EBITDA of $81 million

Strong Financial Condition

Note:  As of 12/31/09

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Income Statement Summary

Three Months Ended

Delta

December 31, 2009

December 31, 2008

$

%

Orders

$                    101.6

$                   131.0

$   (29.4)

(22.4)%

Sales

$                    131.0

$                   159.3

$   (28.3)

(17.8)%

Gross Profit

$                      47.0

$                     57.8

$   (10.7)

(18.6)%

   % of Sales

35.9%

36.3%

Adjusted SG&A Expenses

$                      27.4

$                     27.7

$     (0.3)

(1.1)%

R&D Expense

1.3

1.4

(0.1)

(7.4)%

Operating Expenses

$                      28.7

$                     29.1

$     (0.4)

(1.4)%

   % of Sales

21.9%

18.3%

Adjusted Operating Income

$                      18.3

$                     28.6

$   (10.3)

(36.2)%

   % of Sales

13.9%

18.0%

Adjusted EBITDA

$                      22.1

$                     32.1

$   (10.0)

(31.1)%

   % of Sales

16.9%

20.1%

Adjusted Net Income

$                      11.2

$                     17.5

$     (6.2)

(35.7)%

   % of Sales

8.6%

11.0%

Adjusted Net Income Per Share

$                      0.26

$                     0.40

$   (0.14)

(34.9)%

Income Statement Summary

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Delta

December 31, 2009

December 31, 2008

$

%

Orders

$                    462.4

$                   682.1

$ (219.7)

(32.2)%

Sales

$                    525.0

$                   604.9

$   (79.8)

(13.2)%

Gross Profit

$                    185.8

$                   217.2

$   (31.4)

(14.5)%

   % of Sales

35.4%

35.9%

Adjusted SG&A Expense

$                    113.7

$                   120.5

$     (6.8)

(5.7)%

R&D Expense

5.9

5.9

0.1

1.3%

Operating Expenses

$                    119.6

$                   126.4

$     (6.8)

(5.4)%

   % of Sales

22.8%

20.9%

Adjusted Operating Income

$                      66.2

$                     90.8

$   (24.6)

(27.1)%

   % of Sales

12.6%

15.0%

Adusted EBITDA

$                      80.6

$                   105.6

$   (25.0)

(23.7)%

   % of Sales

15.4%

17.5%

Adjusted Net Income

$                      40.1

$                     53.7

$   (13.6)

(25.3)%

   % of Sales

7.6%

8.9%

Adjusted Net Income Per Share

$                      0.93

$                     1.22

$   (0.29)

(24.1)%

Year Ended

____________________

Note: Dollars in millions.

Statement of Cash Flows Summary
(preliminary)

2009

2008

Net income (loss)

21.7

$

(0.6)

$

Non-cash expenses

21.9

18.4

Change in working capital and accrued liabilities

6.1

(29.1)

Other

(11.4)

(21.7)

Total Operating Activities

38.3

(33.0)

Capital expenditures

(11.0)

(18.6)

Acquisitions, net of cash acquired

(1.3)

(0.4)

Other

0.3

(0.1)

Total Investing Activities

(12.0)

(19.1)

Repayments of borrowings

(5.0)

(110.3)

Proceeds from IPO, net of offering costs

-

193.0

Dividends paid to preferred shareholders

-

(38.5)

Common Stock Repurchases

-

(5.7)

Other

(0.4)

(3.7)

Total Financing Activities

(5.4)

34.8

Effect of exchange rates on cash

0.3

(2.0)

Increase (decrease) in cash

21.2

(19.3)

Cash, beginning of period

28.8

48.1

Cash, end of period

50.0

$

28.8

$

Year ended December

31

,

2010 Outlook Summary

$500 million

To

$480 million

2010 Total

(9)%

To

(5)%

2010 Organic growth (1)

Revenue Range

$0.77

To

$0.67

2010 Adjusted net income per share (2)

$0.51

To

$0.41

2010 Net income per share

EPS Range

(1)  Excludes impact of acquisitions and foreign exchange rate fluctuations

(2)  Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges

(3) Spot rate as of 2/12/10

(See Appendix for Non-GAAP reconciliation)

43.3 million

Outstanding shares

$6 million

Interest expense

32%

Tax rate

$1.36

Euro(3)

$4 million

Asbestos liability and defense costs

$9 million

Asbestos coverage litigation

Assumptions

NOTE: Guidance as of 2/18/10

Well Positioned for the Future

Leading Brand Names
Generating Aftermarket

Sales and Services

Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions

Global Leader in Specialty
Fluid Handling Products

Proven Application

Expertise in Solving

Critical Customer Needs

Serving Fast

Growing Infrastructure

Driven End Markets

CBS-Driven Culture Focused
on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs (income)
and asbestos coverage litigation expenses, certain legacy legal charges, certain due diligence costs, restructuring and other related charges as well as one time initial public offering-related costs to the extent they impact the periods presented. Adjusted selling, general and administrative expenses exclude certain legacy legal adjustments and certain due diligence costs.  Adjusted net income also reflects interest expense as if the initial public offering (IPO)
had occurred at the beginning of 2007 and presents income taxes at an effective tax rate of 32% in 2009 and 34% in 2008. Adjusted net income per share in
2008 assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since January 1, 2007. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs.
Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations.  These non-
GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA)
and items outside the control of its operating management team.

Sales and order information by end market are estimates.  We periodically update our customer groupings in order to refine these estimates.  During 2009, reclassifications of previously reported amounts were made to conform to current period presentation.  No changes have been made to total sales or orders for reclassifications.

At December 31, 2009, the Company standardized its definition of an order among its businesses, as well as the methodology for calculating the currency impact on backlog.  Orders and backlog are presented in accordance with the revised methodology for all periods presented.  See page 28 for restated 2009 and
2008 quarterly orders and backlog data.

Disclaimer

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

December 31, 2009

December 31, 2008

December 31, 2009

December 31, 2008

EBITDA

Net income (loss)

5,120

$

10,379

$

21,722

$

(571)

$

Interest expense

1,746

2,138

7,212

11,822

Provision for income taxes

2,092

9,210

9,525

5,438

Depreciation and amortization

3,834

3,443

14,426

14,788

EBITDA

12,792

$

25,170

$

52,885

$

31,477

$

EBITDA margin

9.8%

15.8%

10.1%

5.2%

Adjusted EBITDA

Net income (loss)

5,120

$

10,379

$

21,722

$

(571)

$

Interest expense

1,746

2,138

7,212

11,822

Provision for income taxes

2,092

9,210

9,525

5,438

Depreciation and amortization

3,834

3,443

14,426

14,788

Restructuring and other related charges

7,420

-

18,175

-

IPO-related costs

-

-

-

57,017

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Asbestos liability and defense (income) costs

(1,017)

1,978

(2,193)

(4,771)

Asbestos coverage litigation expenses

2,904

4,905

11,742

17,162

Adjusted EBITDA

22,099

$

32,053

$

80,609

$

105,598

$

Adjusted EBITDA margin

16.9%

20.1%

15.4%

17.5%

Three Months Ended

Year Ended

____________________

Note: Dollars in thousands, except per share amounts.

Non-GAAP Reconciliation

December 31, 2009

December 31, 2008

December 31, 2009

December 31, 2008

Adjusted Net Income and Adjusted Earnings per Share

Net income (loss)

5,120

$

10,379

$

21,722

$

(571)

$

Restructuring and other related charges

7,420

-

18,175

-

IPO-related costs

-

-

-

57,017

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Asbestos liability and defense (income) costs

(1,017)

1,978

(2,193)

(4,771)

Asbestos coverage litigation expenses

2,904

4,905

11,742

17,162

Interest adjustment to effect IPO at beginning of period

-

-

-

2,302

Tax adjustment to effective rate of 32% and 34%, respectively

(3,194)

210

(9,346)

(22,201)

Adjusted net income

11,233

$

17,472

$

40,100

$

53,651

$

Adjusted net income margin

8.6%

11.0%

7.6%

8.9%

Weighted average shares outstanding - diluted

43,449,493

-

43,325,704

-

Shares outstanding at closing of IPO

-

44,006,026

-

44,006,026

Adjusted net income per share

0.26

$

0.40

$

0.93

$

1.22

$

Net income

(

loss

)

per share—basic and diluted

    in accordance with GAAP

0.12

$

0.24

$

0.50

$

(0.11)

$

Adjusted Operating Income

Operating income

8,958

$

21,727

$

38,459

$

16,689

$

Restructuring and other related charges

7,420

-

18,175

-

IPO-related costs

-

-

-

57,017

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Asbestos liability and defense (income) costs

(1,017)

1,978

(2,193)

(4,771)

Asbestos coverage litigation expenses

2,904

4,905

11,742

17,162

Adjusted operating income

18,265

$

28,610

$

66,183

$

90,810

$

Adjusted operating income margin

13.9%

18.0%

12.6%

15.0%

Three Months Ended

Year Ended

____________________

Note: Dollars in millions.

Sales & Order Growth

$

%

$

%

Three Months Ended December 31, 2008

159.3

$

131.0

$

Components of Change:

Existing Businesses

(37.5)

(23.5)%

(37.1)

(28.3)%

Acquisitions

0.5

0.3%

1.0

0.8%

Foreign Currency Translation

8.7

5.4%

6.7

5.1%

Total

(28.3)

(17.8)%

(29.4)

(22.4)%

Three Months Ended December 31, 2009

131.0

$

101.6

$

Backlog

at

$

%

$

%

Period

End

Year ended December 31, 2008

604.9

$

682.1

$

349.0

$

Components of Change:

Existing Businesses

(48.8)

(8.1)%

(198.0)

(29.0)%

(66.8)

(19.1)%

Acquisitions

1.0

0.2%

1.4

0.2%

0.7

0.2%

Foreign Currency Translation

(32.1)

(5.3)%

(23.1)

(3.4)%

8.0

2.3%

Total

(79.9)

(13.2)%

(219.7)

(32.2)%

(58.1)

(16.6)%

Year ended December 31, 2009

525.0

$

462.4

$

290.9

$

Sales

Orders

Sales

Orders

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

December 31, 2009

December 31, 2008

December 31, 2009

December 31, 2008

Adjusted SG&A Expense

Selling, general and administrative expenses

27,426

$

27,718

$

113,674

$

125,234

$

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Adjusted selling, general and administrative expenses

27,426

$

27,718

$

113,674

$

120,521

$

20.9%

17.4%

21.7%

19.9%

Three Months Ended

Year Ended

Non-GAAP Reconciliation

Projected net income per share - fully diluted

$       0.41

$       0.51

Estimated restructuring and other related charges

1

          0.06

          0.06

Asbestos coverage litigation

          0.14

          0.14

Asbestos liability and defense costs

          0.06

          0.06

Projected adjusted net income per share - fully diluted

$       0.67

$       0.77

1

Represents estimated costs related to restructuring actions implemented through February 15, 2010, including

$.03 per share of termination benefits for the Company's former CEO.  Assumes continuation of the German furlough program throughout 2010.

EPS Range

Colfax Corporation

Reconciliation of Projected 2010 Net Income Per Share

to Adjusted Net Income Per Share

Amounts in Dollars

(Unaudited)

Restated Orders and Backlog Growth

____________________

Note: Dollars in millions

Restated Orders and Backlog Growth, 2009 vs. 2008

Restated Orders and Backlog Growth, 2009 Sequential

$

%

$

%

$

%

$

%

Three Months Ended March 28, 2008

183.5

366.8

Three Months Ended December 31, 2008

131.0

349.0

Components of Change:

Components of Change:

Existing Businesses

(47.0)

(25.6)%

3.0

0.8%

Existing Businesses

(5.6)

(4.2)%

(15.0)

(4.3)%

Acquisitions

-

0.0%

-

0.0%

Acquisitions

-

0.0%

-

0.0%

Foreign Currency Translation

(13.4)

(7.3)%

(47.5)

(12.9)%

Foreign Currency Translation

(2.3)

(1.8)%

(11.7)

(3.3)%

Total

(60.4)

(32.9)%

(44.5)

(12.1)%

Total Growth

(7.9)

(6.0)%

(26.7)

(7.6)%

Three Months Ended April 3, 2009

123.1

$

322.3

$

Three Months Ended April 3, 2009

123.1

$

322.3

$

Three Months Ended June 27, 2008

190.6

398.9

Three Months Ended April 3, 2009

123.1

322.3

Components of Change:

Components of Change:

Existing Businesses

(58.9)

(30.9)%

(40.4)

(10.1)%

Existing Businesses

(5.8)

(4.7)%

(9.8)

(3.0)%

Acquisitions

-

0.0%

-

0.0%

Acquisitions

-

0.0%

-

0.0%

Foreign Currency Translation

(11.2)

(5.9)%

(31.6)

(7.9)%

Foreign Currency Translation

3.2

2.6%

14.4

4.5%

Total

(70.1)

(36.8)%

(72.0)

(18.0)%

Total Growth

(2.6)

(2.1)%

4.6

1.4%

Three Months Ended July 3, 2009

120.5

$

326.9

$

Three Months Ended July 3, 2009

120.5

$

326.9

$

Three Months Ended Oct 3, 2008

177.0

400.3

Three Months Ended July 3, 2009

120.5

326.9

Components of Change:

Components of Change:

Existing Businesses

(55.1)

(31.1)%

(72.5)

(18.1)%

Existing Businesses

(7.4)

(6.1)%

(12.4)

(3.8)%

Acquisitions

0.4

0.2%

0.3

0.1%

Acquisitions

0.4

0.3%

0.3

0.1%

Foreign Currency Translation

(5.1)

(2.9)%

(2.8)

(0.7)%

Foreign Currency Translation

3.7

3.0%

10.5

3.2%

Total

(59.8)

(33.8)%

(75.0)

(18.7)%

Total Growth

(3.3)

(2.8)%

(1.6)

(0.5)%

Three Months Ended October 2, 2009

117.2

$

325.3

$

Three Months Ended October 2, 2009

117.2

$

325.3

$

Three Months Ended December 31, 2008

131.0

349.0

Three Months Ended October 2, 2009

117.2

325.3

Components of Change:

Components of Change:

Existing Businesses

(37.1)

(28.3)%

(66.8)

(19.1)%

Existing Businesses

(18.8)

(16.1)%

(30.8)

(9.5)%

Acquisitions

1.0

0.8%

0.7

0.2%

Acquisitions

0.7

0.6%

-

0.0%

Foreign Currency Translation

6.7

5.1%

8.0

2.3%

Foreign Currency Translation

2.6

2.2%

(3.6)

(1.1)%

Total

(29.4)

(22.4)%

(58.1)

(16.6)%

Total Growth

(15.6)

(13.3)%

(34.4)

(10.6)%

Three Months Ended December 31, 2009

101.6

$

290.9

$

Three Months Ended December 31, 2009

101.6

$

290.9

$

Orders

Backlog at Period End

Orders

Backlog at Period End